TACTICAL DIVIDEND & MOMENTUM FUND
SCHEDULE OF INVESTMENTS (Unaudited)
October 31, 2022

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 23.3%
	EQUITY - 23.3%
185,585	Financial Select Sector SPDR Fund	$ 6,306,178
48,529	Industrial Select Sector SPDR Fund	4,578,711
19,123	Materials Select Sector SPDR Fund	1,416,632
111,029	Technology Select Sector SPDR Fund	14,197,278
		26,498,799

	TOTAL EXCHANGE-TRADED FUNDS (Cost $26,643,620)	26,498,799

	SHORT-TERM INVESTMENTS — 100.0%
	MONEY MARKET FUNDS - 100.0%
113,581,811	Morgan Stanley Institutional Liquidity Funds - Treasury Securities Portfolio, Institutional Class, 2.91% (Cost $113,581,811)(a)	113,581,811

	TOTAL INVESTMENTS - 123.3% (Cost $140,225,431)	$ 140,080,610
	LIABILITIES IN EXCESS OF OTHER ASSETS - (23.3)%	(26,490,823)
	NET ASSETS - 100.0%	$ 113,589,787

SPDR	- Standard & Poor's Depositary Receipt

(a)	Rate disclosed is the seven day effective yield as of October 31, 2022.